SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2009

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                        0-30318                                                                                              52-2181734
                                     (Commission File Number)                                                  (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On January 28, 2009, the Registrant adopted revised forms of award notices for restricted stock and stock option grants to executive officers, which are attached to this report as Exhibits 10.1 and 10.2, respectively.  The revised award notices permit withholding tax liabilities to be satisfied by the forfeiture of vested shares and/or option shares, as applicable, and permit cashless exercise of options using vested option shares.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 10.1 Form of Executive Officer Restricted Stock Award Notice.
Exhibit 10.2  Form of Executive Officer Option Award Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

inVentiv Health, Inc.

Date: February 3, 2009	By:	/s/
Name : David Bassin
Title : Chief Financial Officer and Secretary
(principal financial and accounting officer)